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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2003

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12994 (Commission File Number)	52-1802283 (IRS Employer Identification Number)
1300 Wilson Boulevard Suite 400 Arlington, Virginia 22209 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 526-5000

(Former name or former address, if changed since last report)

Not applicable

THE MILLS CORPORATION

Item 5. Other Events

        On April 30, 2003, The Mills Corporation (the "Company") and The Mills Limited Partnership entered into an Underwriting Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Dain Rauscher Inc., acting for themselves and as representatives of A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Legg Mason Wood Walker, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., McDonald Investments Inc., Stifel, Nicolaus & Company, Incorporated, Wells Fargo Securities, LLC and WR Hambrecht + Co (the "Underwriters") in connection with the proposed underwritten public offering of 5,600,000 shares of 8.75% Series E Cumulative Redeemable Preferred Stock of the Company (the "Series E Preferred Stock"). The Underwriters have an option to purchase up to an additional 840,000 shares of the Series E Preferred Stock to cover over-allotments. The closing of this offering is expected to occur on or about May 5, 2003. A copy of the underwriting agreement relating to the underwritten public offering is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired

      Not applicable

  (b)
  Pro Forma Financial Information

      Not applicable

  (c)
  Exhibits

      Attached as Exhibits to this form are the documents listed below:

Exhibit	Document
1.1
Underwriting Agreement, dated April 30, 2003, by and among The Mills Corporation, The Mills Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Dain Rauscher Inc., acting for themselves and as representatives of A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Legg Mason Wood Walker, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., McDonald Investments Inc., Stifel, Nicolaus & Company, Incorporated, Wells Fargo Securities, LLC and WR Hambrecht + Co
4.1	Form of Certificate of Designations designating The Mills Corporation's 8.75% Series E Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share
4.2	Form of certificate evidencing 8.75% Series E Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share
5.1	Opinion of Hogan & Hartson L.L.P.
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
/s/ KENNETH R. PARENT Name: Kenneth R. Parent Title: Chief Operating Officer

Date: May 5, 2003

EXHIBIT INDEX

1.1
Underwriting Agreement, dated April 30, 2003, by and among The Mills Corporation, The Mills Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Dain Rauscher Inc., acting for themselves and as representatives of A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Legg Mason Wood Walker, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., McDonald Investments Inc., Stifel, Nicolaus & Company, Incorporated, Wells Fargo Securities, LLC and WR Hambrecht + Co
4.1	Form of Certificate of Designations designating The Mills Corporation's 8.75% Series E Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share
4.2	Form of certificate evidencing 8.75% Series E Cumulative Redeemable Preferred Stock, Liquidation Preference $25.00 Per Share, Par Value $.01 Per Share
5.1	Opinion of Hogan & Hartson L.L.P.
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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THE MILLS CORPORATION
  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX